EXHIBIT 24.1

GENVEC, INC.
Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of GenVec, Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Paul H. Fischer and Douglas J. Swirsky, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, in connection with the Corporation’s Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2010 under the Securities Exchange Act of 1934, as amended, including, without limitation, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the undersigned, and in their respective names as officers and as directors of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Each of the undersigned hereby represents and warrants that he has not executed this Power of Attorney within the State of New York.

Name and Title	Date

/s/ PAUL H. FISCHER, PH.D.	March 11, 2011
Paul H. Fischer, Ph.D.
President, Chief Executive Officer and Director

/s/ DOUGLAS J. SWIRSKY	March 11, 2011
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

/s/ WAYNE T. HOCKMEYER, PH.D.	March 8, 2011
Wayne T. Hockmeyer, Ph.D.
Director

/s/ ZOLA P. HOROVITZ, PH.D.	March 8, 2011
Zola P. Horovitz, Ph.D.
Director

/s/ WILLIAM N. KELLEY, M.D.	March 6, 2011
William N. Kelley, M.D.
Director

/s/ KEVIN M. ROONEY	March 8, 2011
Kevin M. Rooney
Director

March _, 2011
Joshua Ruch
Director

/s/ MARC R. SCHNEEBAUM	March 8, 2011
Marc R. Schneebaum
Director